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DATED                                                         14th November 1994
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                        CITY & CORPORATE COUNSEL LIMITED

                                     - AND -

                      VIDEO BROADCASTING CORPORATION INC.

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                                   AGREEMENT

               FOR LEASE OF FIRST FLOOR 14 SOHO SQUARE LONDON W1

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                                 MAXWELL BATLEY

                                   SOLICITORS

                       27 CHANCERY LANE, LONDON WC2A 1PA
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AGREEMENT

DATE                                14th November 1994

PARTIES

The Landlord                        CITY & CORPORATE COUNSEL LIMITED whose
                                    registered office is at 61 Charterhouse
                                    Street London EC1M 6HS

The Tenant                          VIDEO BROADCASTING CORPORATION INC a Company
                                    incorporated in Delaware whose registered office is at 708 Third Avenue New York NY
                                    10017 United States of America

DEFINITIONS:-

1. In this Agreement the following expressions shall where the context so admits have the following meanings

     (a) "the Landlord's Surveyor"  means Messrs Chesterton of 54 Brook Street
                                    London W1A 2BU or such other firm as may from time to time by prior notice to the Tenant be nominated in writing by the

                                    Landlord


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(b)   "the Lease"                   means a lease of the Premises in the
                                    form of the agreed draft annexed
                                    hereto with such additions or
                                    variations only as are hereafter
                                    specified

(c)   "the Licence"                 means the Licence for Fitting Out
                                    Works to be granted by the Landlord
                                    in the form of the agreed draft
                                    annexed hereto

(d)   "the Rent"                    the rent firstly reserved by the Lease
                                    exclusive of Value Added Tax commencing upon the Rent Commencement Date

(e)   "the Rent Commencement        means the date which is 5 calendar months
      Date"                         after the First Completion Date or the
                                    Second Completion Date (whichever is the earlier) as hereinafter defined

(f)   "the Term Commencement        means the date hereof
      Date"


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(g)   "the First Completion Date"   means the date which is seven days after the
                                    later of (i) the date of grant by the
                                    Superior Landlord of the Premises of its consent for the Tenant to grant the Lease or
                                    (ii) the date of the grant of the Court
                                    Order

(h)   "the Second Completion Date"  means the date which is the later of (i) the date upon which the Lease is completed or
                                    (ii) the date upon which the Tenant gives vacant possession of the Third Floor 14 Soho Square London W1 to the Landlord

(i)   "the Requisite Approvals"     means all such planning consents licences
                                    permissions approvals and authorisations as are necessary for the carrying out of the Tenant's Works

(j)   "the Tenant's Works"          means the fitting out and other works (an
                                    outline description whereof is set out in the Schedule



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                                    hereto) to be carried out by the Tenant
                                    after approval of the plans and
                                    specifications thereof as hereinafter
                                    provided

(k)   "the Court Order"             means an Order of an appropriate Court
                                    whereby the provisions of Sections 24 to 28 of the Landlord and Tenant Act 1954 shall be excluded from applying to the Lease

(l)   "the Premises"                means the First Floor 14 Soho Square London
                                    W1 and more particularly described in the form of lease annexed hereto

(m)   "working days"                shall mean Monday to Friday inclusive but
                                    shall not include Christmas Eve Christmas
                                    Day Boxing Day New Years Day and any public
                                    Bank Holiday

(n)   "the Surrender"               means the Deed of Surrender in the form of
                                    the agreed draft annexed


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                                    hereto and relating to the Third Floor Lease

(o)   "the Third Floor Lease"       shall mean the Lease dated 17th May 1993
                                    made between the Landlord (1) and the Tenant
                                    (wrongly described therein as Video
                                    Broadcasting Inc.) (2) relating to the Third
                                    Floor 14 Soho Square London W1

2. Unless the context otherwise requires all other expressions in this Agreement that appear also in the said agreed draft of the Lease have the meanings given therein

3(1) Forthwith after the date hereof the parties hereto shall apply to the Mayor's and City of London Court for the grant of the Court Order and the parties hereto mutually agree with each other that they will each do all acts which may be necessary and use all reasonable endeavours to obtain the Court Order as expeditiously as possible

3(2) Subject to and conditional upon the grant of the Court Order the Landlord agrees to grant and the Tenant agrees to accept the Lease subject to the terms of the Agreement and in the said agreed form and the Landlord agrees



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     to accept and the Tenant agrees to grant the Surrender subject to the terms of this Agreement and in the said agreed form

3(3) Completion of the Lease shall take place at the offices of the Landlord's solicitors on the First Completion Date when the Landlord shall grant and the Tenant shall accept and complete the Lease Completion of the Surrender shall take place at the offices of the Landlord's Solicitors on the Second Completion Date

3(4) In the event that the Court Order and the Superior Landlord's consent are not obtained on or before the 31st October 1994 then the Landlord or the Tenant shall be at liberty at any time thereafter to rescind this Agreement on giving written notice of intention so to do to the other and immediately upon such notice having been served this Agreement shall terminate and be of no effect but without prejudice to any right of action or remedy in respect of any antecedent breach of any of the conditions of agreements herein

3(5) The rent firstly reserved under the Lease of (pound)33,000 per annum shall be the Rent and shall commence to be payable on and from and including the Rent Commencement Date the first installment being for the period from and including the Rent Commencement date up to and including the day immediately prior to the next quarter day thereafter AND the rent reserved by the Third Floor Lease shall cease to be payable with effect from the date of completion of the Surrender of the Third Floor Lease


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3(6) The rents secondly thirdly and fourthly reserved by the Lease shall commence to be payable from the dates and pursuant to the terms set out in the Lease

3(7) The term commencement date for the purpose of the Lease shall be the Term
     Commencement Date

4(1) The Tenant shall at its own cost prepare and submit to the Landlord's
     Surveyor for approval within four weeks after the date hereof four copies of a plan or plans and a specification of the Tenant's Works containing such details as the Landlord may require in order to form a true and fair view thereof and the Tenant shall apply for and use its best endeavours to obtain all Requisite Approvals for the carrying out of the Tenant's Works

4(2) On or after the plan or plans and specification of the Tenant's Works have been approved by the Landlord the Tenant (subject to having obtained all Requisite Approvals) shall with all due expedition and diligence proceed to carry out and complete the Tenant's Works in a good and workmanlike manner and to the reasonable satisfaction of the Landlord's Surveyor

4(3) in relation to and in carrying out the Tenant's Works and every part thereof the Tenant shall comply in all respects with the conditions set out in the said draft of the Licence


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4(4) The Tenant shall carry out and complete to a standard satisfactory to the
     Landlord or its surveyor the Tenant's Works within six weeks after the date hereof

4(5) The Landlord and the Landlord's Surveyors shall be entitled at all reasonable times upon reasonable prior notification to the Tenant to enter upon the Premises to inspect the progress of the Tenant's Works but any observations thereupon shall be made only to the Tenant and not those concluding the Tenant's Works

4(6) The Tenant shall not occupy (save for the purpose of concluding the Tenant's Works) or trade from the Premises or any part of it until the completion of the grant of the Lease

4(7) The Tenant shall not commence the Tenant's Works until the detailed plans and specifications thereof shall have been approved by the Landlord and the Superior Landlord (if necessary)

4(8) Completion of thee Licence shall take place 7 days after the later of (i) the grant of the Lease or (ii) the date upon which all approvals required pursuant to Clause 4(7) have been obtained


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5.   The Tenant shall not part with assign licence mortgage or charge or execute a declaration of trust in respect of or in any other way deal with or dispose of its interest in the Premises under this Agreement or any part thereof

6. Neither this Agreement nor entry upon the Premises or payment of any sum by the Tenant pursuant to any of the foregoing provisions shall constitute a demise of the Premises

7.(1) If the Tenant shall enter into liquidation either compulsory or voluntary
     (except for the purpose of reconstruction or amalgamation on terms reasonably approved by the Landlord) or suffer the appointment of a receiver or administrative receiver or administrator or if the Tenant shall otherwise become insolvent or cease to exist or if the Tenant shall commit any breach of any of the obligations hereunder which is not rectified within 14 days of notice thereof being given by the Landlord to the Tenant the Landlord may

     (a) by 14 days notice in writing require the Tenant to vacate the Premises and (at the Landlord's option) by such time to remove the Tenant's Works or such of them as the Landlord may specify and to reinstate the

          Premises whereupon the Tenant shall immediately comply with the requirements of such notice;

          or


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     carry out and complete such reinstatement within 14 days of the termination of this Agreement the Landlord may carry out and complete such reinstatement and all reasonable and proper costs and expenses so incurred by the Landlord (including all proper and reasonable professional fees and expenses and Value Added Tax) shall be payable by the Tenant to the Landlord from time to time on demand and until so paid bear interest at 4 per cent per annum above National Westminster Bank plc base lending rate from time to time as well after as before any judgment calculated and accruing on a daily basis from the date of such demand up to and including the date of actual payment

8. The Landlord shall not be required to deduce its title to grant the Lease and the Tenant shall be deemed to have accepted that the Landlord does have good title and shall not be entitled to raise any objections or requisitions in respect thereof whatsoever

9. The Tenant hereby acknowledges that this Agreement is not entered into in reliance upon any representations made but not embodied in this Agreement save such representations (if any) as have been made in writing prior to the date hereof by the Landlord's solicitors to the Tenant's solicitors

10. Notwithstanding the grant of the Lease the provisions of this Agreement shall not merge and shall remain in full force and effect so far as any of them remain to be performed


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11.  The parties hereto hereby agree that the provisions set out in Clause 8 of the Lease shall apply mutatis mutandis to this Agreement as if the same were herein set out in full

12. The provisions of Section 196 of the Law of Property Act 1925 shall apply to all notices required to be served hereunder

     IN WITNESS whereof this Agreement was duly executed as a Deed on the date stated above


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                                  THE SCHEDULE


                          (Details of Tenant's Works)

Installation and repositioning of demountable partitioning as shown on the Plan annexed to the Licence.



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EXECUTED as a DEED by         )
CITY & CORPORATE COUNSEL      )
LIMITED in the presence of:-  )

    J.G. Walker
    -----------
    J.G. Walker
15 WETHERBY GARDENS
LONDON SW5 05W





                                    Director


     /s/ Michael Pledge                                /s/ Alan Watson
     MICHAEL PLEDGE                                    ALAN WATSON

                                    Director

EXECUTED as a DEED by )
VIDEO BROADCASTING    )
CORPORATION INC       )
in the presence of:-


                                    Director




                                    Secretary



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